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Exhibit C


HARVEYS CASINO RESORTS

DEFERRED COMPENSATION ANNUAL ENROLLMENT






I,                           , hereby elect to re-enroll in the Plan and defer
    % of my annual compensation during the 1997 plan year in accordance with the Deferred Compensation Agreement of Harveys Casino Resorts.





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                                          (Signature)

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                                              (Date)